Countrywide
                                                                  Financial



          ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA


      Countrywide Financial Corporation and certain of its subsidiaries, including its direct and indirect wholly-owned subsidiaries, Countrywide Home Loans, Inc. ("CHL"), Countrywide Tax Services Corporation, Newport Management Corporation, and Countrywide Home Loans Servicing, L.P., a wholly-owned subsidiary of CHL (collectively, the "Company"), provides this platform-level assessment, for which Countrywide Financial Corporation and such subsidiaries participated in servicing functions, as such term is described under Title 17,
Section 229.1122 of the Code of Federal Regulations ("Item 1122 Of Regulation AB"), of compliance in respect of the following Applicable Servicing Criteria specified in Item 1122(d) of Regulation AB in regard to the following servicing platform for the following period:

      Platform: publicly-issued (i.e., registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended) residential mortgage-backed securities (securities collateralized by residential mortgage loans, including prime, alternative loan products, sub-prime, HELOC and closed seconds) issued on or after January 1, 2006 for which the Company provides cash collection and administration, investor remittances and reporting (except for those activities relating to trustee and paying agent services), and pool asset administration (except for those activities relating to custodial operations of pool assets and related documents), and for which the related issuer has a fiscal year end of December 31, 2007. The platform excludes any transactions issued by any government sponsored enterprise for which the Company provides the servicing functions described in the preceding sentence.

      Period: as of and for the year ended December 31, 2007.

      Applicable Servicing Criteria: all servicing criteria set forth in Schedule A hereto, to the extent required in the related agreements, except the criteria listed in the column titled "Inapplicable Servicing Criteria" on Schedule A hereto and the portions of the criteria footnoted on that schedule that are inapplicable to the Company based on the activities it performs with respect to the Platform.


      With respect to the Platform and the Period, the Company provides the following assessment of compliance in respect of the Applicable Servicing
Criteria:

      1. The Company is responsible for assessing its compliance with the Applicable Servicing Criteria.

      2. The Company has assessed compliance with the Applicable Servicing Criteria.

      3. Other than as identified on Schedule B hereto, as of and for the Period, the Company complied in all material respects with the Applicable Servicing Criteria.

      KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's foregoing assessment of compliance as of and for the year ended December 31, 2007.


                           COUNTRYWIDE FINANCIAL CORPORATION

                           By:/s/Steve Bailey
                              ---------------------------------------------
                              Steve Bailey
                           Its: Senior Managing Director and Chief Executive
                                Loan Administration

                           Dated: February 28,2008

                           By:/s/Kevin Meyers
                              ---------------------------------------------
                              Kevin Meyers
                           Its: Managing Director and Chief Financial Officer,
                                Countrywide Home Loans, Inc. Loan
                                Adminstration














                                    SCHEDULE A

                         Applicable Servicing Criteria


--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                       Criteria                                                                              NOT
                                                                                          Performed   Performed by   Performed
                                                                                             by       subservicer      by the
                                                                                          Vendor(s)   or vender(s)  Company or
                                                                                          for which   for which         by
                                                                               Performed  the Company the Company   subservicer(s)
                                                                               Dirctly     is the      is NOT the    or vendor(s)
                                                                                  by      Responsible Responsible   retained by
                                                                              the Company    Party       Party       the Company

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in          X
1122(d)(1)(i)     accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted to
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.                                      X
--------------------------------------------------------------------------------------------------------------------------------
                  Any requirements in the transaction agreements to maintain a                                            X
1122(d)(1)(iii)   back-up servicer for the pool assets are maintained,
--------------------------------------------------------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the   X
1122(d)(1)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                       Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on pool assets are deposited into the
                  appropriate custodial bank accounts and related bank            X
                  clearing accounts no more than two business days following receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made via wire transfer on behalf of an obligor    X
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
--------------------------------------------------------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged
                  for such advances, are made, reviewed and approved as           X
1122(d)(2)(iii)   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with
                  respect to commingling of cash) as set forth in the             X
1122(d)(2)(iv)    transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------

----------

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                                  NOT
                                                                                          Performed   Performed by   Performed
                                                                                             by       subservicer      by the
                                                                                          Vendor(s)   or vender(s)  Company or
                                                                                          for which   for which         by
                                                                               Performed  the Company the Company   subservicer(s)
                                                                               Dirctly     is the      is NOT the    or vendor(s)
                                                                                  by      Responsible Responsible   retained by
                                                                              the Company    Party       Party       the Company

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Each custodial account is maintained at a federally insured
                  depository institution as set forth in the transaction          X
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)     Exchange Act.
--------------------------------------------------------------------------------------------------------------------------------
                  Unissued checks are safeguarded so as to prevent unauthorized   X
1122(d)(2)(vi)    access.
--------------------------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.                                     X
---------------------------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
---------------------------------------------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the
1122(d)(3)(i)     Servicer.                                                       X(1)
---------------------------------------------------------------------------------------------------------------------------------

----------

(1)   Servicing functions performed by the Company with respect
Item 1122(d)(3)(i)(B) do not relate to information other than that contained in the monthly remittance reports delivered by the Company to the master servicer, trustee, and/or bond administrator. Servicing functions performed by the Company with respect to Item 1122(d)(3)(i)(D) do not relate to the agreeing with the investors' records as to the total unpaid principal balance and number of pool assets serviced by the company.

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                                  NOT
                                                                                          Performed   Performed by   Performed
                                                                                             by       subservicer      by the
                                                                                          Vendor(s)   or vender(s)  Company or
                                                                                          for which   for which         by
                                                                               Performed  the Company the Company   subservicer(s)
                                                                               Dirctly     is the      is NOT the    or vendor(s)
                                                                                  by      Responsible Responsible   retained by
                                                                              the Company    Party       Party       the Company

--------------------------------------------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in
                  accordance with timeframes, distribution priority and other     X(2)
1122(d)(3)(ii)    terms set forth in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made to an investor are posted within two
                  business days to the Servicer's investor records, or such       X(3)
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment, or       X(4)
1122(d)(3)(iv)    custodial bank statements.
---------------------------------------------------------------------------------------------------------------------------------
                            Pool Asset Administration
---------------------------------------------------------------------------------------------------------------------------------
                  Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related mortgage      X(5)
1122(d)(4)(i)     loan documents.
---------------------------------------------------------------------------------------------------------------------------------
                  Pool assets and related documents are safeguarded as            X(5)
1122(d)(4)(ii)    required by the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool
                  are made, reviewed and approved in accordance with any          X
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------------------
                  Payments on pool assets, including any payoffs, made in
                  accordance with the related pool asset documents are
                  posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated
1122(d)(4)(iv)    to principal, interest or other items (e.g., escrow)
---------------------------------------------------------------------------------------------------------------------------------

----------

  (2) Servicing functions performed by the Company with respect to
Item 1122(d)(3)(ii) do not relate to amounts other than amounts remitted by the Company to the master servicer, trustee, and/or bond administrator.

  (3) Servicing functions performed by the Company with respect to
Item 122(d)(3)(iii) do not relate to the records other than the applicable custodial bank account statements maintained by the Company pursuant to the transaction agreements.

  (4) Servicing functions performed by the COmpany with respect to
Item 1122(d)(3)(iv) do not relate to records other than custodial bank account statements and wire records of the Company and the remittance reports prepared and delivered by the Company.

  (5) Servicing functions performed by the Company with respect to
Item 122(d)(4)(i) and Item 1122(d)(4)(ii) do not relate to the custodial operations of the pool assets and related documents (collateral file) by the document custodian responsible for such functions for the related transaction.


--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                       Criteria                                                                              NOT
                                                                                          Performed   Performed by   Performed
                                                                                             by       subservicer      by the
                                                                                          Vendor(s)   or vender(s)  Company or
                                                                                          for which   for which         by
                                                                               Performed  the Company the Company   subservicer(s)
                                                                               Dirctly     is the      is NOT the    or vendor(s)
                                                                                  by      Responsible Responsible   retained by
                                                                              the Company    Party       Party       the Company

--------------------------------------------------------------------------------------------------------------------------------
                  in accordance with the related mortgage loan documents.         X
---------------------------------------------------------------------------------------------------------------------------------
                  The Servicer's records regarding the pool assets agree
                  with the Servicer's records with respect to an obligor's        X
1122(d)(4)(v)     unpaid principal balance.
---------------------------------------------------------------------------------------------------------------------------------
                  Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are
                  made, reviewed and approved by authorized personnel in          X
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.         X
--------------------------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with
                  the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the
                  transaction agreements, and describe the entity's activities    X
                  in monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
--------------------------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for pool
                  assets with variable rates are computed based on the related    X
1122(d)(4)(ix)    pool asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Regarding any funds held in trust for an obligor (such as
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                  annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are
                  returned to the obligor within 30 calendar days of full
                  the related pool assets, or such other number of days
1122(d)(4)(x)     repayment ofspecified in the transaction agreements.            X
--------------------------------------------------------------------------------------------------------------------------------

----------


--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                       Criteria                                                                              NOT
                                                                                          Performed   Performed by   Performed
                                                                                             by       subservicer      by the
                                                                                          Vendor(s)   or vender(s)  Company or
                                                                                          for which   for which         by
                                                                               Performed  the Company the Company   subservicer(s)
                                                                               Dirctly     is the      is NOT the    or vendor(s)
                                                                                  by      Responsible Responsible   retained by
                                                                              the Company    Party       Party       the Company

--------------------------------------------------------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided        X
                  that such support has been received by the servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment
                  to be made on behalf of an obligor are paid from the
                  Servicer's funds and not charged to the obligor, unless the     X
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records maintained
                  by the servicer, or such other number of days specified in      X
1122(d)(4)(xiii)  the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Delinquencies, charge-offs and uncollectible accounts are
                  recognized and recorded in accordance with the transaction      X
1122(d)(4)(xiv)   agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any external enhancement or other support, identified in Item
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is        X(6)
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------

----------





  (6) Servicing functions performed by the Company with respect to Item 1122(d)(4)(xv) do not relate to Item 1115 of Regulation AB (derivative transaction).














                                Schedule B


                    Material Instances of Noncompliance

No material instances of noncompiance: the Company has complied in all material respects, with the Applicable Servicing Criteria as of and for the year ended December 31, 2007.